UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

CORE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41695	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6316 Windfern Road Houston, TX		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-2673

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value US $0.01)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Core Laboratories Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 28, 2023 in Houston, Texas. At the Annual Meeting, the Company’s shareholders were asked to vote on the following proposals: (1) to elect one new Class I Director and to re-elect one current Class I Director; (2) to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the year ending December 31, 2023; (3a) to approve, on an advisory basis, the compensation of our executive officers as described in the Compensation Discussion and Analysis (“CD&A”) section of the proxy statement filed by the Company on April 27, 2023; (3b) to approve the selection of the frequency of shareholder votes on executive compensation; (4) to approve and resolve the amendment and restatement of the Company’s 2014 Non-Employee Director Stock Incentive Plan (the “Director Plan”), the principal purpose of which is to extend the term of the Director Plan through June 28, 2033.

Given that more than 50% of the issued share capital was present and represented at the meeting, proposal 1 could be approved by the affirmative vote of a plurality of votes cast and proposals 2 through 4 could be approved by the affirmative vote of a majority of votes cast. All items were approved, and the certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 – Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

Harvey Klingensmith	33,648,480	4,593,058	3,280,551
Curtis Anastasio	37,297,840	943,698	3,280,551

Proposal 2 – Appointment of KPMG as Independent Registered Public Accountant: The ratification of the appointment of KPMG as the independent registered public accountant for the fiscal year ending December 31, 2023 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

40,549,322	910,252	62,515	—

Proposal 3a – Approving the Compensation of the Company’s Executive Officers: The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstentions	Broker Non-Votes

36,172,862	1,265,529	803,147	3,280,551

Proposal 3b – Approving the Frequency of Compensation of the Company’s Executive Officers: The selection of the frequency of shareholder votes on the compensation of the Company’s named executive officers was determined as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

35,944,561	10,314	2,247,398	39,265	3,280,551

Proposal 4 – Approve Extension of the Director Plan: The amendment and restatement of the Director Plan, the principal purpose of which is to extend the term of the Director Plan through June 28, 2033 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

36,300,313	1,801,924	139,301	3,280,551

Following the Annual Meeting, the Company’s Board of Directors met and decided, based upon the results of Proposal 3b, that the Company will include a vote on executive compensation annually in its future proxy materials until a future shareholder vote on the frequency of such a vote results in a different outcome or the Board of Directors determines otherwise. The Company does not plan at this time to submit to the share shareholders a proposal on the selection of the frequency of shareholder votes on executive compensation in its 2024 proxy materials, but will include a proposal seeking approval, on an advisory basis, of the compensation of the Company's named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories Inc.

Dated: June 30, 2023	By	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer